UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2025, 3D Systems Corporation (the “Company”) appointed Ms. Phyllis Nordstrom, the Company’s current Executive Vice President, Chief People Officer, and Chief Administrative Officer, as the Company’s interim Chief Financial Officer, including to serve as principal financial officer and principal accounting officer, effective as of August 29, 2025. Ms. Nordstrom will serve in this role in addition to her current positions at the Company. Ms. Nordstrom succeeds Mr. Jeffrey D. Creech, who, as previously announced, resigned as the Company’s Executive Vice President and Chief Financial Officer to accept a new career opportunity. With Ms. Nordstrom’s appointment, Mr. Creech’s departure shall be effective as of August 29, 2025.

Ms. Nordstrom, age 46, has served as the Company’s Executive Vice President, Chief People Officer and Chief Compliance Officer since August 2021. Effective December 2022, she was further appointed as the Company’s Chief Administrative Officer. Prior to joining the Company, from May 2016 through July 2021, Ms. Nordstrom was Senior Vice President and Chief Risk & Compliance Officer at MTS Systems Corporation, where she was the leader of business ethics, corporate compliance, corporate sustainability, and internal audit and risk management. Over her 25-year career, Ms. Nordstrom has also held leadership roles at PricewaterhouseCoopers, Target, and US Bank.

At this time, any compensation adjustments in connection with Ms. Nordstrom’s appointment as the Company’s interim Chief Financial Officer has not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any compensation adjustment made in connection with this appointment if and when it has been determined.

Item 7.01. Regulation FD Disclosure.

On August 20, 2025, the Company issued a press release announcing the appointment of Ms. Phyllis Nordstrom as interim Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by 3D Systems Corporation, dated August 20, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: August 20, 2025	By:	/s/ Jeffrey A. Graves
Jeffrey A. Graves
President and Chief Executive Officer